Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dane Saglio, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Seneca Biopharma, Inc. on Form 10-K for the fiscal year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Seneca Biopharma, Inc. at the dates and for the periods indicated.

Date: March 22, 2021

By:	/s/ Dane Saglio
Dane Saglio
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Seneca Biopharma, Inc. and will be retained by Seneca Biopharma, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.